UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 10, 2023

CLIPPER REALTY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLPR	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2023, Clipper Realty Inc. (the “Company”) refinanced its $37 million mortgage on its Dean Street development with a senior construction loan (“Senior Loan”) that permits borrowings up to $115 million with Valley National Bank and a Mezzanine Loan (combined “Construction Loans”) that permits borrowings up to $8 million with BADF 953 Dean Street Lender LLC. The Construction Loans will finance the development of 240 residential units and 9,319 square feet of commercial space at 951-953 Dean Street, 1048-1050 Pacific Street and 643 Classon Avenue in Brooklyn, NY.

The Senior Loan will allow maximum borrowings of $115 million for a 30-month term, have two 6-month extension options, and bear interest at 1-Month Term SOFR plus 3.75%, with an all-in floor of 5.50%. The Senior Loan will consist of a land loan, funded at closing to refinance the existing loan totaling $37 million, a construction loan of up to $62.4 million and a project loan of up to $15.6 million.  The Company has provided a 30% payment guarantee of outstanding borrowings among other standard indemnities.

The Mezzanine Loan will allow maximum borrowings of $8 million for a 30-month term, have two 6-month extension options, and bear interest at 1-Month Term SOFR plus 10%, with an all-in floor of 13%. Interest shall accrue of the principal, is compounded monthly and is due at the end of the loan. At closing, $4.5 million was funded to cover closing costs incurred on the loan.

The Company also entered into a $5 million corporate line of credit with Valley National Bank. The line of credit bears interest of Prime + 1.5%. The Company did not draw on the line at the time of closing.

The foregoing descriptions do not purport to be complete. The full text of the agreements is filed herewith as Exhibits 10.1 to 10.6 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	Acquisition Loan Note, dated August 10, 2023, by Dean Owner LLC in favor of Valley National Bank
10.2	Building Loan Note, dated August 10, 2023, by Dean Owner LLC in favor of Valley National Bank
10.3	Project Loan Note, dated August 10, 2023, by Dean Owner LLC in favor of Valley National Bank
10.4	Credit Agreement, dated August 10, 2023, by Dean Owner LLC in favor of Valley National Bank
10.5	Mezzanine Loan Note, dated August 10, 2023, by Dean Member LLC in favor of BADF 953 Dean Street Lender LLC
10.6	Line of Credit Note, dated August 10, 2023, between Clipper Realty Inc. in favor of Valley National Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.
(Registrant)

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co-Chairman and Chief Executive Officer

Date: August 10, 2023